             As filed with the Securities and Exchange Commission
                               on July 24, 1997
                                             Registration No. 333

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ______________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                            ______________________

                   DIAMOND TECHNOLOGY PARTNERS INCORPORATED
            (Exact name of registrant as specified in its charter)


          Delaware                                 36-4069408
  (State or other jurisdiction of        (I.R.S. Employer Identification No.)
  incorporation or organization)

                    875 North Michigan Avenue, Suite 3000
                           Chicago, Illinois 60611
                                (312) 255-5000
   (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

                   DIAMOND TECHNOLOGY PARTNERS INCORPORATED
                                 401(K) PLAN
                             (Full title of plan)


                              Melvyn E. Bergstein
                           Chairman, Chief Executive
                             Officer and President
                               Diamond Technology
                             Partners Incorporated
                            Chicago, Illinois 60611
                                 (312) 255-5000
                    (Name, address, including ZIP code, and
                     telephone number, including area code,
                             of agent for service)


                    Copy To:                        Copy To:
               Mark L. Gordon, Esq.        Leland E. Hutchinson, Esq.
                Stephen Gold, Esq.            Winston & Strawn
              Gordon & Glickson P.C.        35 West Wacker Drive
            444 North Michigan Avenue       Chicago, Illinois 60601
             Chicago, Illinois 60611            (312) 558-7336
                    (312) 321-1700

                                                CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------
                                                       Proposed               Proposed
Title of securities             Amount to be       maximum offering       maximum aggregate         Amount of
to be registered (1)            registered (1)    price per share (2)     offering price (1)     registration fee
-----------------------------------------------------------------------------------------------------------------
Class A
Common Stock,                  150,000 shs.              $11.63               $ 1,744,500             $528.64
par value
$.001 per share

=================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Calculated pursuant to Rule 457(h) of the Securities Act of 1933, as amended, based upon the average of the bid and ask price of the Class A Common Stock, par value $.001 per share, of Diamond Technology Partners Incorporated on the Nasdaq National Market System on July 18, 1997.

                                    PART II
                          INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Diamond Technology Partners Incorporated (the "Company") and by the Diamond Technology Partners Incorporated 401(K) Plan (the "Plan") are incorporated herein by reference:

        (a) The Company's Annual Report on Form 10-K as filed with the Commission on June 30, 1997 (Commission File No. 0-26970) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year.

        (b) The Plan's Annual Report on Form 11-K as filed with the Commission on July 23, 1997 (Commission File No. 000-22125) under the Exchange Act, containing audited financial statements for the Plan's latest fiscal year.

        (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K referenced above.

        (d) The description of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock"), which is contained in the registration statement on Form 8-A filed with the Commission on February 10, 1997
(Commission File No. 000-22125) under the Exchange Act, including any subsequent amendment or any report filed for the purpose of updating such description.

        All documents filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

        Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES
         -------------------------

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL
         --------------------------------------

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS
         -----------------------------------------


         The Registrant's By-laws require the Registrant to indemnify any person who was or is threatened to be made a party to any threatened, pending or completed proceeding by reason of the fact that he is or was a director or officer of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee, fiduciary or agent of another corporation, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, with respect to any such criminal proceeding, had no reasonable cause to believe his conduct was unlawful. Such indemnification as to expenses is mandatory to the extent the individual is successful on the merits of the matter. Delaware law permits the Registrant to provide similar indemnification to employees and agents who are not directors or officers. The determination of whether an individual meets the applicable standard of conduct may be made by the disinterested directors, independent legal counsel or the stockholders. Delaware law also permits indemnification in connection with a proceeding brought by or in the right of the Registrant to procure a judgment in its favor. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the
"Act") may be permitted to directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. The Registrant maintains a directors and officers liability insurance policy.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED
         -----------------------------------

         Not applicable.

ITEM 8.  EXHIBITS
         --------

Exhibit
Number         Description of Exhibit
-------        ----------------------

4.01           Restated Certificate of Incorporation of the Company filed as
               Exhibit 3.1 to the Company's Annual Report on Form 10-K (filed with the Commission on June 30, 1997 (Commission File No. 0-26970), (the "Annual Report"), and hereby incorporated by reference).

4.02 By-laws of the Company (filed as Exhibit 3.2 to the Annual Report (Commission File No. 0-26970) and hereby incorporated by reference).

4.03           Specimen Common Stock Certificate of the Company (filed as
               Exhibit 4.1 to the Company's Registration Statement (file no. 333-17785) on Form S-1 filed on December 13, 1996 and hereby incorporated by reference).


*4.04          Diamond Technology Partners Incorporated 401(K) Plan.

*5.01          Undertaking re: Submission of Plan.

*23.01         Consent of KPMG Peat Marwick LLP.

*23.02         Consent of KPMG Peat Marwick LLP.

25.01          Powers of Attorney (included on signature page).

__________________
* Filed herewith.


ITEM 9.   UNDERTAKINGS

          (a) The registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:


            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

        provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

        (2) That, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Chicago, State of Illinois, on July 22, 1997.

                                DIAMOND TECHNOLOGY PARTNERS INCORPORATED


                                     By: /s/ Melvyn E. Bergstein
                                         -------------------------
                                             Melvyn E. Bergstein
                                         Chairman, Chief Executive
                                         Officer, and President

                              POWER OF ATTORNEY

        The undersigned directors and executive officers of Diamond Technology Partners Incorporated do hereby constitute and appoint Melvyn E. Bergstein and Michael E. Mikolajczyk and each of them, with full power of substitution, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our name and behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below which such person may deem necessary or advisable to enable Diamond Technology Partners Incorporated to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for us, or any of us, in the capacities indicated below and any and all amendments (including pre-effective and post-effective amendments) hereto; and we do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on July 22, 1997.



     Signature                                      Title
     ---------                                      -----

/s/ Melvyn E. Bergstein                    Director, Chairman, Chief
-------------------------                  Executive Officer and President
Melvyn E. Bergstein                        (Principal Executive Officer)

    /s/ Michael E. Mikolajczyk      Senior Vice President, Chief
    --------------------------      Financial Officer and Treasurer
    Michael E. Mikolajczyk          (Principal Financial and
                                    Accounting Officer)



    /s/ Christopher J. Moffitt      Director
    --------------------------
    Christopher J. Moffitt


    /s/ Donald R. Caldwell          Director
    --------------------------
    Donald R. Caldwell


    /s/ Edward R. Anderson          Director
    --------------------------
    Edward R. Anderson


    /s/ Alan Kay                    Director
    --------------------------
    Alan Kay


    /s/ James C. Spira              Director
    --------------------------
    James C. Spira


    /s/ John D. Loewenberg          Director
    --------------------------
    John D. Loewenberg

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Trustees of the Plan have duly caused this Registration Statement to be signed on its behalf by the undersigned hereunto duly authorized in the City of Chicago, State of Illinois on July 22, 1997.

                                              DIAMOND TECHNOLOGY PARTNERS
                                              INCORPORATED 401(K) PLAN
                                              (Name of Plan)



                                              By: /s/ Melvyn E. Bergstein
                                                  -----------------------
                                              Name: Melvyn E. Bergstein
                                                    ---------------------
                                              Its: Trustee
                                                   ----------------------

                                              By: /s/ Michael E. Mikalajczyk
                                                  --------------------------
                                              Name: Michael E. Mikalajczyk
                                                    ------------------------
                                              Its: Trustee
                                                   -------------------------

                                              By: /s/ Karl E. Bupp
                                                  --------------------------
                                              Name: Karl E. Bupp
                                                    ------------------------
                                              Its: Trustee
                                                   -------------------------

                                              By: /s/ Christopher J. Moffitt
                                                  --------------------------
                                              Name: Christopher J. Moffitt
                                                    ------------------------
                                              Its: Trustee
                                                   -------------------------

           INDEX TO EXHIBITS TO REGISTRATION STATEMENT ON FORM S-8



Exhibit
Number    Description of Document
-------   -----------------------

4.01      Restated Certificate of Incorporation of the Company filed as
          Exhibit 3.1 to the Company's Annual Report on Form 10-K (filed with the Commission on June 30, 1997 (Commission File No. 0-26970), (the "Annual Report"), and hereby incorporated by reference).

4.02 By-laws of the Company (filed as Exhibit 3.2 to the Annual Report (Commission File No. 0-26970) and hereby incorporated by reference).

4.03      Specimen Common Stock Certificate of the Company (filed as
          Exhibit 4.1 to the Company's Registration Statement (file no. 333-17785) on Form S-1 filed on December 13, 1996 and hereby incorporated by reference).

*4.04     Diamond Technology Partners Incorporated 401(K) Plan.

*5.01     Undertaking re: Submission of Plan.

*23.01    Consent of KPMG Peat Marwick LLP.

*23.02    Consent of KPMG Peat Marwick LLP.

 25.01    Powers of Attorney (included on signature page).


_____________________
*    Filed herewith.